UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 11, 2002

PRINTWARE, INC.
(Exact name of Registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

000-20729
(Commission File Number)

41-1522267
(I.R.S. Employer Identification No.)

1270 Eagan Industrial Road
Eagan, Minnesota
(Address of principal executive offices)

55121
(Zip Code)

(651) 456-1400
(Registrant's telephone number, including area code)

Item 5. Other Events.

Exhibits

99. Press Release, dated JANUARY 11, 2002, regarding liquidation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRINTWARE, INC.
Registrant
By: Stanley Goldberg

Name: Stanley Goldberg
Title: President and Chief Executive Officer

Dated: January 16, 2002

PRINTWARE, INC.

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit
No. Description of Exhibit

99. Press Release issued by the Registrant on January 11, 2002.